Exhibit 24.1



                             POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints J. Pedro Reinhard and Frank H. Brod, acting severally, as his or her attorney-in-fact and agent, to sign any registration statement on Form S-3 and any or all amendments (including post-effective amendments) to such registration statement in connection with a shelf registration under the Securities and Exchange Act of 1933 of up to U.S. $2,700,000,000 of securities, including debt securities, equity securities, and warrants with respect to each, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.


SIGNATURE                        TITLE                             DATE
---------                        -----                             ----

/s/ A. A. Allemang           Director and Executive             June 13, 2002
-------------------          Vice President
A. A. Allemang


/s/ J. K. Barton             Director                           June 13, 2002
-------------------
J. K. Barton


/s/ F. H. Brod               Vice President and Controller      June 13, 2002
-------------------          (Principal Accounting Officer)
F. H. Brod


/s/ A. J. Carbone            Director and Vice Chairman         June 13, 2002
-------------------          of the Board
A. J. Carbone


/s/ J. M. Cook               Director                           June 13, 2002
-------------------
J. M. Cook


/s/ J. C. Danforth           Director                           June 13, 2002
-------------------
J. C. Danforth



/s/ W. D. Davis              Director                           June 13, 2002
-------------------
W. D. Davis


/s/ B. H. Franklin           Director                           June 13, 2002
-------------------
B. H. Franklin



/s/ A. D. Gilmour            Director                           June 13, 2002
-------------------
A. D. Gilmour

/s/ M. D. Parker             Director, President and            June 13, 2002
-------------------          Chief Executive Officer
M. D. Parker



/s/ J. P. Reinhard           Director, Executive Vice           June 13, 2002
-------------------          President and Chief Financial
J. P. Reinhard               Officer


/s/ J. M. Ringler            Director                           June 13, 2002
-------------------
J. M. Ringler


/s/ H. T. Shapiro            Director                           June 13, 2002
-------------------
H. T. Shapiro


/s/ W. S. Stavropoulos       Director and                       June 13, 2002
----------------------       Chairman of the Board
W. S. Stavropoulos


/s/ P. G. Stern              Director                           June 13, 2002
-------------------
P. G. Stern



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